Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF® – 2 Yr to April 2028

(formerly Innovator Equity Defined Protection ETF® – 2 Yr to April 2026)

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information
Dated February 27, 2026

April 1, 2026

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately two years. The prior Outcome Period ended on March 31, 2026, and the Fund has commenced a new Outcome Period that began on April 1, 2026, and will end on March 31, 2028. Additionally, as previously announced, effective at the beginning of the new Outcome Period, the Fund’s name will change from “Innovator Equity Defined Protection ETF® – 2 Yr to April 2026” to “Innovator Equity Defined Protection ETF® – 2 Yr to April 2028”. An investment in the Fund over the course of the Outcome Period will be subject to the Cap set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator Equity Defined Protection ETF® – 2 Yr to April 2028	AAPR	Gross: 15.73% Net: 14.15%*	The Fund seeks to provide investors with returns that match the upside return of the Underlying ETF, up to the upside cap of 15.73% (prior to taking into account management fees and other fees) while providing a buffer against 100% of Underlying ETF losses (prior to taking into account management fees and other fees), over the period from April 1, 2026 through March 31, 2028.

* Takes into account the Fund’s unitary management fee for the Outcome Period.

In connection with the onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: April 1, 2026 to March 31, 2028.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

In connection with the Fund’s name change, the Fund’s prospectus and statement of additional information are amended to reflect the Fund’s new name, “Innovator Equity Defined Protection ETF® – 2 Yr to April 2028”. All references to the Fund’s old name, “Innovator Equity Defined Protection ETF® – 2 Yr to April 2026” are deleted in their entirety and replaced with “Innovator Equity Defined Protection ETF® – 2 Yr to April 2028”.

Please Keep This Supplement With Your Prospectus and Statement of Additional Information For Future Reference